Stockholders' Equity and Regulatory Capital (Details Textual) - USD ($) $ in Millions	12 Months Ended
	Jun. 30, 2018	Jun. 30, 2017
Stockholders' Equity and Regulatory Capital (Textual)
Percentage of capital conservation buffer	1.25%
First Federal MHC waived dividends	$ 1.9	$ 1.9
Description of minimum risk-based capital requirements	The CCB will eventually be 2.5% and is being phased in over a five year period. The current CCB is equal to 1.25% and increases 0.625% annually through 2019 to 2.5%.
Qualified Thrift Lender test, description	Federal regulations require the Banks comply with the Qualified Thrift Lender ("QTL") test, which requires that 65% of assets be maintained in housing-related finance and other specified assets.
CCB [Member]
Stockholders' Equity and Regulatory Capital (Textual)
Tier 1 leverage ratio	5.00%
Tier 1 risk-based capital ratio	8.00%
Total risk-based capital ratio	10.00%
Common equity Tier 1 risk-based capital ratio	6.50%